UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 29, 2016

JERRICK MEDIA HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-51872	87-0645394
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

202 S Dean Street Englewood, NJ 07631
(Address of principal executive offices)

(201) 258-3770
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 8.01 Other Events

From February 13, 2015 through September 30, 2015, Jerrick Media Holdings, Inc. through its wholly owned subsidiary, Jerrick Ventures, Inc. (then a private entity, together the “Company”), conducted a private placement offering (the “Series A Offering”) of its Series A Cumulative Convertible Preferred Stock (the “Series A Preferred”) and warrants to purchase shares of the Company’s common stock (the “Series A Warrants,” and together with the Series A Preferred, the “Series A Securities”). Upon issuance, the conversion price of the Series A Preferred was $0.25 (the “Series A Conversion Price”) and the exercise price of the Series A Warrants was $0.35 (the “Series A Warrant Exercise Price”).

From December 21, 2015 through February 1, 2016, the Company conducted a private placement offering (the “Series B Offering”) of its Series B Cumulative Convertible Preferred Stock (the “Series B Preferred”) and warrants to purchase shares of the Company’s common stock (the “Series B Warrants,” and together with the Series B Preferred, the “Series B Securities”). Upon issuance, the conversion price of the Series B Preferred was $0.30 (the “Series B Conversion Price”) and the exercise price of the Series B Warrants was $0.40 (the “Series B Warrant Exercise Price”).

Pursuant to the terms and conditions of the Series A Offering and the Series B Offering, both the Series A Securities and the Series B Securities are subject to penalty provisions (the “Penalty Provisions”) upon the Company’s late filing of a registration statement on form S-1 (the “Resale Registration Statement”) to register for the resale of the Series A and B Securities causing an adjustment to the Series A Conversion Price, the Series B Conversion Price, the Series A Warrant Exercise Price and the Series B Warrant Exercise Price (collectively the “Adjustments”).

The Company’s late filing of the Resale Registration Statement triggered the Penalty Provisions and during the nine months ended September 30, 2016, the Company (i) accrued $3,318,353 for liquidated damages associated with the Penalty Provisions on the Series A Preferred and $309,665 in connection with such penalties on the Series A Warrants; and (ii) accrued $667,313 for liquidated damages associated with the Penalty Provisions on the Series B Preferred and $51,159 in connection with such penalties on the Series B Warrants (collectively the “Liquidated Damages”).

On November 29, 2016, the Board of Directors (the “Board”) of the Company approved and authorized the Adjustments, such that the new conversion prices of the Series A Preferred and Series B Preferred are $0.164 and $0.197, respectively, and the new exercise price of the Series A Warrants and Series B Warrants are $0.23 and $0.262, respectively. The Company expects that the Board’s approval of the Adjustments will eliminate the need to accrue for the Liquidated Damages.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JERRICK MEDIA HOLDINGS, INC.

Date: December 1, 2016	By:	/s/ Jeremy Frommer
Name: Jeremy Frommer
Title: Chief Executive Officer

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